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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 9, 1998 (December 29, 1997)



                              COVENTRY CORPORATION
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             (Exact name of registrant as specified in its charter)



         Tennessee                       0-19147                 62-1297579
----------------------------    -----------------------      ------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


     53 Century Boulevard, Suite 250
           Nashville, Tennessee                                   37214
---------------------------------------------                  ------------
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (615) 391-2440



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5.      Other Events
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         Coventry Corporation (the "Company") entered into a $42,823,577 Credit
Agreement dated as of December 29, 1997 among the Company, the Banks Listed Therein and Morgan Guaranty Trust Company of New York. The Credit Agreement is included as Exhibit 10 to this report.


Item 7.      Financial Statements and Exhibits
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             (c)    Exhibit:

                    10 Credit Agreement dated as of December 29, 1997 among Coventry Corporation, the Banks Listed Therein, and Morgan Guaranty Trust Company of New York




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COVENTRY CORPORATION


Date: January 8, 1998              By: /s/ Shirley R. Smith
                                      -----------------------------------------
                                      Shirley R. Smith
                                      Vice President, Corporate General Counsel
                                      and Secretary






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                                  EXHIBIT INDEX

        NO.                          EXHIBIT
--------------------------------------------------------------------------------
        10           Credit Agreement dated as of December 29, 1997
                     among Coventry Corporation, the Banks Listed
                     Therein, and Morgan Guaranty Trust Company of
                     New York





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